SELIGMAN
                        ----------
                            Income
                        Fund, Inc.

                                                         MID-YEAR REPORT
                                                          JUNE 30, 2001

                                                          --------------

                                                          SEEKING HIGH
                                                         CURRENT INCOME
                                                       AND IMPROVEMENT OF
                                                           INCOME AND
                                                       CAPITAL VALUE OVER
                                                         THE LONGER TERM




                                                        [SELIGMAN LOGO]
                                                     J. & W. SELIGMAN & CO.
                                                          INCORPORATED
                                                        ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE... VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...Values Endure
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


[PHOTO OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


--------------------------------------------------------------------------------
TABLE OF CONTENTS
To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   11
Statement of Operations ...................................................   12
Statements of Changes in Net Assets .......................................   13
Notes to Financial Statements .............................................   14
Financial Highlights ......................................................   17
Report of Independent Auditors AND
  For More Information ....................................................   19
Board of Directors AND Executive Officers .................................   20
Glossary of Financial Terms ...............................................   21

To the Shareholders

For the six months ended June 30, 2001, Seligman Income Fund delivered a total return of -1.53%, based on the net asset value of Class A shares, while the stock market, as measured by the Standard & Poor's 500 Composite Stock Index (S&P 500), returned -6.70%. During the same time period, the Lipper Income Funds Average delivered 0.53%, and the Lehman Bond Index rose 3.62%.

Because the Fund invests in a mix of equities and fixed-income (at June 30, 2001, it had roughly 55% of its portfolio invested in stocks), the Fund underperformed the general market fixed-income averages, but outperformed the general equity averages.

The first half of 2001 was difficult for most segments of the stock market, as the US economy continued to slow appreciably and companies' earnings generally fell short of their targets. The current slowdown has been characterized by a dramatic decrease in capital expenditures, particularly in the technology area, a decrease in industrial production, weak corporate earnings, and rising unemployment. Both consumer spending and the housing market have remained strong, however, and these factors have been crucial in helping the economy avoid a recession.

The Federal Reserve Board has responded aggressively to these circumstances, lowering interest rates six times during the first six months of 2001, for a total of 275 basis points. The Fed hopes that monetary easing will encourage increased business investment and stimulate growth. The Fed has indicated that it considers near-term economic weakness to be more threatening to prosperity than any inflationary pressures caused by monetary easing. In fact, inflationary forces have remained benign, giving the Fed flexibility to cut rates again later in the year.

US Treasury bonds and investment-grade corporate bonds outperformed equities during the first half of the year. Fixed-income securities typically do well as interest rates fall. Bonds also benefited from continued stock market volatility, as many investors appeared to be waiting for clear signs of an economic turnaround before investing heavily in equities. In spite of steadily falling short-term interest rates, longer-term yields moved slightly higher during this time, as the bond market continued to suffer from fears that inflation could once again become a problem. Despite the uncertain economic climate, investment-grade corporate bond credit quality has been generally stable.

Looking ahead, we anticipate that the economy will respond favorably to the Fed's series of interest rate cuts. Economic response to changes in monetary policy typically has a lag time of six to nine months; therefore, the economy should begin to respond to this stimulus. Consumer spending could receive an additional boost from the federal tax rebate, as well as from lower energy prices.

Corporate earnings may well have bottomed out, and profits could begin to recover as early as the end of 2001, but more likely in 2002. Improved profits should translate into both more spending by businesses and more positive sentiment toward the stock market. Your Fund's equity portfolio is being repositioned to invest in sectors that should benefit from a recovering economy, such as consumer cyclicals and certain areas of technology.

Thank you for your continued support of Seligman Income Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman



                                 /s/ Brian T. Zino

                                 Brian T. Zino
                                 President

August 17, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q:   HOW DID SELIGMAN INCOME FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30,
     2001?

A: For the six months ended June 30, 2001, Seligman Income Fund posted a total return of -1.53% based on the net asset value of Class A shares. During the same time period, the Standard & Poor's 500 Composite Stock Index (S&P 500) returned -6.70%, the Lipper Income Funds Average returned 0.53%, and the Lehman Bond Index returned 3.62%.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FIRST HALF OF 2001?

A: The US economy was weak during the first half of 2001, with most of the weakness caused by corporations cutting back sharply on their spending plans. In that sense, it has been more of a business slowdown than a consumer slowdown, given the fact that consumer spending has held up well throughout the period. The dropoff in capital spending is largely attributable to the fact that many companies invested heavily in technology in the late 1990's and into 2000. Having spent so aggressively, and in light of the current economic weakness, these same companies are now much more conservative in terms of making capital expenditures. The current trend is to wait for a return on previous investments before making further commitments. As a result, many corporations, particularly those in the technology sector, are struggling with both excess capacity and decreased demand. This is a major reason why many companies' earnings have been under pressure, along with weak demand overseas and a strong US dollar. The Federal Reserve Board has attempted to counter the economic downturn through more aggressive monetary policy. The Fed has lowered interest rates 275 basis points so far in 2001, and has hinted that more rate cuts are contemplated. Since inflation is stable, the Fed has the flexibility to continue to cut rates. The Fed appears to be seeking to foster business investment, something that will contribute greatly to renewed economic growth. If consumers continue to spend, the rest of the economy should eventually respond to the Fed's monetary stimulus.

     Bonds, benefiting from an environment of lower interest rates, continued to perform better than most stocks during the first half of the year. With the stock market displaying significant volatility, investors were attracted to the relative stability of fixed-income securities. Corporate credit quality was generally stable throughout the period.


A TEAM APPROACH

Seligman Income Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Rodney Collins, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying the most attractive corporate and government securities and dividend-paying common stocks, consistent with the Fund's objective.


[PHOTO OMITTED]

GROWTH AND INCOME TEAM: (STANDING, FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED, FROM LEFT) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER); (NOT PICTURED) RAY LAM, BRIAN TURNER

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q:   WHAT WAS YOUR INVESTMENT STRATEGY?

A: At the end of the period under review, the Fund had roughly 55% of its assets invested in stocks and 45% in bonds and convertible securities. The Fund's largest sector weightings were in finance and insurance, electronic technology, and drugs and health care. During the period under review, we reduced our fixed-income position and moved roughly 10% of the overall portfolio into convertible securities. Most of these convertibles were in the technology sector, with a focus on semiconductors. Semiconductors typically benefit from a strengthening economy. In the coming months, we will likely reduce our fixed-income holdings further and add to our convertible holdings, increasing this weighting to perhaps 20% of the portfolio. As is the case for the rest of the Fund's portfolio, we believe the convertible names we have added are likely to do well in an economic recovery. In addition, they have high credit quality.

     In anticipation of an economic upturn around the beginning of the new year (and because the stock market will likely anticipate a recovery), our strategy has been to ensure that the Fund is invested in the stocks we think will benefit most from an economic rebound. At the same time, we do not attempt to time the market. At the beginning of the period under review, the Fund's portfolio was positioned defensively, but since then the portfolio has been moving from a value bias to a more growth-oriented bias. This repositioning will probably continue through the balance of 2001. The sectors we will favor include technology, consumer cyclicals, communication services, and health care. Areas we will emphasize less include utilities, energy, consumer staples, and basic materials.

Q:   WHAT SECTORS CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE?

A: Our decision to add convertible securities to the portfolio proved to be a positive one. The traditional fixed-income portion of the portfolio also helped performance. Sectors that contributed positively to the Fund's performance on an absolute basis include capital goods and communication services. Some of our stock selections in the technology sector also helped results relative to the benchmark, particularly our software, semiconductor, and technology services picks. Our overweighting in office equipment stocks was a positive contributor to total return as well.

Q:   WHAT SECTORS DETRACTED FROM PORTFOLIO PERFORMANCE?

A: On an absolute basis, the areas that hurt performance most this year were utilities, consumer staples, and health care. Some technology stocks hurt the portfolio, specifically those in the telecommunications and computer networking sectors, areas that have been struggling with overcapacity issues.

Q:   WHAT IS YOUR OUTLOOK?

A: In the coming months, we expect the economy to be helped by the Fed's interest rate cuts, the recent federal tax cut, lower energy prices, and efforts by businesses to reduce excess inventory. The Fed may cut interest rates again if conditions warrant, but we think that rates will remain fairly stable for the balance of the year. In our view, corporate profits will bottom out between now and the end of 2001. As we move into 2002, we expect the economy to begin to stabilize and then accelerate modestly. It is unlikely, however, that the economy will expand as rapidly as it did in the late 1990's. This is because corporations are likely to be cautious in terms of increasing their capital spending. Nonetheless, there is the possibility of a sharp increase in capital expenditures, something that could boost the economy significantly. We believe that consumer spending will remain robust, helped by relatively low unemployment, lower energy prices, and a federal tax rebate. The stock market has traditionally anticipated upswings in the economy, and we expect stocks to move in advance of an economic recovery. For this reason, we think it is important to be invested in the companies that are likely to benefit from the anticipated upswing, and we have positioned Seligman Income Fund accordingly.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2001

                                                                                      AVERAGE ANNUAL
                                                          ----------------------------------------------------------------------
                                                                                              CLASS B       CLASS C       CLASS D
                                                                                               SINCE         SINCE         SINCE
                                                SIX         ONE         FIVE         10      INCEPTION     INCEPTION     INCEPTION
                                              MONTHS*      YEAR         YEARS       YEARS     4/22/96       5/27/99       5/3/93
                                               -----      ------        -----       -----     -------       -------        -----
CLASS A**
With Sales Charge                              (6.21)%     (9.76)%       3.01%       7.65%       n/a            n/a          n/a
Without Sales Charge                           (1.53)      (5.29)        4.02        8.18        n/a            n/a          n/a
CLASS B**
With CDSC+                                     (6.81)     (10.59)        2.91         n/a       3.28%           n/a          n/a
Without CDSC                                   (1.94)      (5.96)        3.22         n/a       3.43            n/a          n/a
CLASS C**
With Sales Charge and CDSC                     (3.89)      (7.92)         n/a         n/a        n/a          (4.19)%        n/a
Without Sales Charge and CDSC                  (1.94)      (6.03)         n/a         n/a        n/a          (3.74)         n/a
CLASS D**
With 1% CDSC                                   (2.91)      (6.96)         n/a         n/a        n/a            n/a          n/a
Without CDSC                                   (1.94)      (6.03)        3.22         n/a        n/a            n/a         4.59%

LEHMAN BOND INDEX***                            3.62       11.23         7.48        7.87       7.46++         7.36(o)      6.76+++
LIPPER INCOME FUNDS AVERAGE***                  0.53        4.38         8.34       10.07       8.39++         4.08(o)      8.70+++
S&P 500***                                     (6.70)     (14.83)       14.47       15.10      14.62++       (1.74)(o)     15.57+++

                                                                      DIVIDENDS AND CAPITAL GAIN (LOSS) INFORMATION
                                                                      FOR THE SIX MONTHS ENDED JUNE 30, 2001
NET ASSET VALUE
                                                                       DIVIDENDS
               JUNE 30, 2001  DECEMBER 31, 2000  JUNE 30, 2000           PAID                                 CAPITAL GAIN (LOSS)
               -------------  -----------------  -------------        -------------                        ------------------------
CLASS A          $12.49            $12.83           $13.51              $0.14                   REALIZED              --
CLASS B           12.44             12.78            13.45               0.09                   UNREALIZED       $ (0.089)(oo)
CLASS C           12.44             12.78            13.46               0.09
CLASS D           12.44             12.78            13.46               0.09

     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

----------

*    Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lehman Brothers Aggregate Bond Index (Lehman Bond Index), the Lipper Income Funds Average, and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Income Funds Average excludes the effect of sales charges. The monthly performances of the Lipper Income Funds Average are used in the Performance Overview. The Lehman Bond Index and the S&P 500 exclude the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

+ The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.

++   From April 30, 1996.

+++  From April 30, 1993.

(o)  From May 31, 1999.

(oo) Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2001.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT


[The tables below represent mountain charts in the printed piece.]

CLASS A SHARES                                CLASS B SHARES

JUNE 30, 1991 TO JUNE 30, 2001                APRIL 22, 1996+ TO JUNE 30, 2001


 6/30/91 9524                                 4/22/96  10000
         10360                                6/30/96  10166
         10831                                         10286
         11388                                12/31/96 10758
6/30/92  11832                                         10808
         12391                                6/30/97  11425
         12731                                         11934
         13559                                12/31/97 12183
6/30/93  13900                                         12833
         14388                                6/30/98  12862
         14765                                         12582
         14174                                12/31/98 12948
6/30/94  13946                                         12721
         14227                                6/30/99  12922
         13963                                         12331
         14714                                12/31/99 12629
6/30/95  15789                                         12718
         16428                                6/30/00  12667
         16840                                         12681
         16921                                12/31/00 12147
6/30/96  17165                                         11496
         17404                                6/30/01  11825
         18224
         18357
6/30/97  19439
         20340
         20786
         21950
6/30/98  22042
         21593
         22296
         21952
6/30/99  22329
         21357
         21903
         22099
6/30/00  22067
         22115
         21225
         20134
6/30/01  20900


CLASS C SHARES                                CLASS D SHARES

MAY 27, 1999+ TO JUNE 30, 2001                MAY 3, 1993+ TO JUNE 30, 2001

5/27/99  9902                                 5/3/93   10000
6/30/99  9916                                 6/30/93  10209
9/30/99  9469                                          10546
12/31/99 9691                                          10802
3/31/00  9759                                          10347
6/30/00  9727                                 6/30/94  10165
9/30/00  9732                                          10347
12/31/00 9322                                          10132
3/31/01  8823                                          10655
6/30/01  9141                                 6/30/95  11412
                                                       11847
                                                       12124
                                                       12158
                                              6/30/96  12309
                                                       12455
                                                       13026
                                                       13086
                                              6/30/97  13833
                                                       14450
                                                       14741
                                                       15528
                                              6/30/98  15563
                                                       15225
                                                       15678
                                                       15414
                                              6/30/99  15646
                                                       14941
                                                       15291
                                                       15399
                                              6/30/00  15347
                                                       15353
                                              12/30/00 14707
                                                       13919
                                              6/30/01  14421

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.


----------

* Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.

**   Excludes the effect of the 1% CDSC.

+    Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS

                                                              PERCENT OF TOTAL
                                                             ------------------
                                                             JUNE 30,   DEC. 31,
                                                               2001      2000
                                                             -------    -------
Automotive and Related ......................................   2.1      1.1
Basic Materials .............................................   0.3       --
Biotechnology ...............................................   0.4       --
Chemicals ...................................................   0.8      2.4
Communication Equipment .....................................   0.9      0.8
Communications ..............................................   5.8      5.9
Consumer Goods and Services .................................   2.4      3.7
Drugs and Health Care .......................................   8.3     11.1
Electric and Gas Utilities ..................................   4.6      8.9
Electronic Technology .......................................  14.7      9.2
Energy ......................................................   4.1      5.3
Finance and Insurance .......................................  16.9     18.0
Industrial Goods and Services ...............................    --      0.3
Leisure and Entertainment ...................................   0.3       --
Machinery and Industrial Equipment ..........................   4.0      4.7
Media .......................................................   2.9      1.6
Office Equipment ............................................   1.8      1.1
Paper and Forest Products ...................................   0.3      0.3
Retail Trade ................................................   3.5      3.0
Technology Services .........................................   4.9      4.2
Transportation ..............................................   2.8      1.9
                                                              -----    -----
Total Corporate Fixed-Income Securities and Common Stocks ...  81.8     83.5
US Government and Government Agency Securities ..............  15.5     15.7
Short-Term Holdings and Other Assets Less Liabilities .......   2.7      0.8
                                                              -----    -----
TOTAL ....................................................... 100.0    100.0
                                                              =====    =====

     [The table below represents a bar chart in the printed piece.]

LARGEST INDUSTRIES+
JUNE 30, 2001

Percent of
Net Assets
----------

         16.9%         14.63%          8.29%          5.77%           4.94%

     $30,724,938    $26,641,412    $15,097,720    $10,514,441       $9,002,053

     ------------------------------------------------------------------------
     FINANCE AND    ELECTRONIC     DRUGS AND        COMMUNI-      TECHNOLOGY
      INSURANCE     TECHNOLOGY     HEALTH CARE      CATIONS        SERVICES

     ------------------------------------------------------------------------

----------
+ Excludes US Government and Government Agency securities.

COMPOSITION OF NET ASSETS

                                                              PERCENT OF TOTAL
                                                             -------------------
                                                             JUNE 30,   DEC. 31,
                                                               2001       2000
                                                             -------    --------
Common Stocks .............................................    54.7        59.0
--------------------------------------------------------------------------------
Corporate Bonds ...........................................    17.0        22.2
Convertible Bonds .........................................     6.8          --
Asset-Backed Securities ...................................     3.3         2.3
--------------------------------------------------------------------------------
Total Corporate
  Fixed-Income Securities .................................    27.1        24.5
--------------------------------------------------------------------------------
US Government and
  Government Agency
  Securities ..............................................    15.5        15.7
--------------------------------------------------------------------------------
Short-Term Holdings and
  Other Assets Less Liabilities ...........................     2.7         0.8
--------------------------------------------------------------------------------
TOTAL .....................................................   100.0       100.0
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


TEN LARGEST PURCHASES                         TEN LARGEST SALES
---------------------                         -----------------
COMMON STOCKS:                                COMMON STOCKS:
Xilinx*                                       American General**
Adelphia Communications (Class A)*            Applied Material**
CORPORATE BONDS:                              Exelon**
General Motors Acceptance 6.75%,              Williams Companies (The)**
  1/15/06*                                    CORPORATE BONDS:
National Rural Utilities 6%, 5/15/06*         Household Finance 7.875%, 3/1/07**
US GOVERNMENT AGENCY SECURITIES:              Staples 7.125%, 8/15/07**
FNMA 5.25%, 6/15/06*                          Qwest Communications 0% (9.47%),
CONVERTIBLE BONDS:                              10/15/07**
Amkor Technology 5%, 3/15/07*                 Cardinal Health 6.25%, 7/15/08**
Conexant Systems 4%, 2/1/07*                  US GOVERNMENT AND GOVERNMENT
NVIDIA 4.75%, 10/15/07*                         AGENCY SECURITIES:
LSI Logic 4%, 2/15/05*                        US Treasury Notes 6%, 8/15/09
Cypress Semiconductor 4%, 2/1/05*             FNMA 6%, 12/1/28


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order of size within each asset class.

----------

*  Position added during the period.
** Position eliminated during the period.

--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2001

SECURITY                                                               VALUE
----------                                                          ----------
Microsoft .......................................................   $4,532,473
Amkor Technology 5%, 3/15/07 ....................................    4,231,500
US Treasury Notes 6.25%, 8/15/23 ................................    4,060,345
General Electric ................................................    4,004,813
Citigroup .......................................................    3,785,088
Exxon Mobil .....................................................   $3,384,813
American International Group ....................................    3,381,950
St. Jude Medical ................................................    3,366,000
United Technologies .............................................    3,333,330
NVIDIA 4.75%, 10/15/07 ..........................................    2,982,000

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001

                                                       SHARES          VALUE
                                                       ------         -------
COMMON STOCKS--54.7%
BASIC MATERIALS  0.3%
Masco                                                  20,400       $    509,184
                                                                    ------------
BIOTECHNOLOGY  0.4%
Genentech*                                             11,200            617,120
                                                                    ------------
COMMUNICATION EQUIPMENT  0.9%
CIENA*                                                  7,100            269,835
JDS Uniphase*                                          11,300            142,890
Lucent Technologies                                    33,750            209,250
Nortel Networks (Canada)                               29,300            266,337
QUALCOMM*                                              13,650            798,320
                                                                    ------------
                                                                       1,686,632
                                                                    ------------
COMMUNICATIONS  3.3%
AT&T                                                   44,800            985,600
SBC Communications                                     49,700          1,990,982
Sprint FON Group                                       25,800            551,088
Verizon Communications                                 45,060          2,410,710
Williams Communications Group*                         33,183             97,890
                                                                    ------------
                                                                       6,036,270
                                                                    ------------
CONSUMER GOODS AND SERVICES  1.9%
AOL Time Warner*                                       23,200          1,229,600
Kraft Foods (Class A)*                                 38,000          1,178,000
PepsiCo                                                23,600          1,043,120
                                                                    ------------
                                                                       3,450,720
                                                                    ------------
DRUGS AND HEALTH CARE  7.9%
Abbott Laboratories                                    40,400          1,939,604
American Home Products                                 23,400          1,367,496
Baxter International                                   57,200          2,802,800
Bristol-Myers Squibb                                   18,000            941,400
Johnson & Johnson                                      30,400          1,520,000
Pfizer                                                 60,900          2,439,045
St. Jude Medical*                                      56,100          3,366,000
                                                                    ------------
                                                                      14,376,345
                                                                    ------------
ELECTRIC AND GAS UTILITIES  2.1%
Calpine*                                               33,600          1,270,080
Dynegy (Class A)                                       23,600          1,097,400
El Paso                                                27,121          1,424,937
                                                                    ------------
                                                                       3,792,417
                                                                    ------------
ELECTRONIC TECHNOLOGY  7.9%
Agere Systems (Class A)*                              185,500          1,391,250
Agilent Technologies*                                  26,500            861,250
Analog Devices*                                        33,300          1,440,225
Cisco Systems*                                         67,100          1,220,549
Compaq Computer                                        65,250          1,010,723
EMC*                                                   10,500            305,025
Intel                                                  74,400          2,174,340
International Business Machines                        20,500          2,316,500
Jabil Circuit*                                          3,300            101,838
Micron Technology*                                     17,200            706,920
Novellus Systems*                                      22,150          1,258,009
Palm*                                                  43,950            266,996
Xilinx*                                                30,000          1,227,600
                                                                    ------------
                                                                      14,281,225
                                                                    ------------
ENERGY  4.1%
Baker Hughes                                           17,600            589,600
BP (ADRs) (United Kingdom)                             25,300          1,261,205
Exxon Mobil                                            38,750          3,384,813
Royal Dutch Petroleum (NY shares) (Netherlands)        21,650          1,261,545
Schlumberger                                           18,200            958,230
                                                                    ------------
                                                                       7,455,393
                                                                    ------------
FINANCE AND INSURANCE  9.4%
American International Group                           39,325          3,381,950
Bank of New York                                       45,850          2,200,800
Chubb                                                  30,200          2,338,386
Citigroup                                              71,633          3,785,088
Fannie Mae                                             26,400          2,247,960
Merrill Lynch                                          24,300          1,439,775
XL Capital (Class A) (Bermuda)                         20,700          1,699,470
                                                                    ------------
                                                                      17,093,429
                                                                    ------------
LEISURE AND ENTERTAINMENT  0.3%
Starwood Hotel & Resorts Worldwide                     14,800            551,744
                                                                    ------------

MACHINERY AND INDUSTRIAL EQUIPMENT  4.0%
General Electric                                       82,150          4,004,813
United Technologies                                    45,500          3,333,330
                                                                    ------------
                                                                       7,338,143
                                                                    ------------
MEDIA  2.4%
Adelphia Communications (Class A)*                     39,200          1,593,480
Clear Channel Communications*                           8,800            551,760
Comcast (Class A)*                                     41,150          1,781,795
Viacom (Class B)*                                      10,100            522,675
                                                                    ------------
                                                                       4,449,710
                                                                    ------------
OFFICE EQUIPMENT  1.6%
Pitney Bowes                                           69,550          2,929,446
                                                                    ------------
PAPER AND FOREST PRODUCTS  0.3%
Mead                                                   16,700            453,238
                                                                    ------------
RETAIL TRADE  3.5%
Costco Wholesale*                                      28,350          1,164,193
Home Depot (The)                                       23,550          1,096,252
Limited (The)                                          63,100          1,042,412
May Department Stores                                  30,700          1,051,782
Wal-Mart Stores                                        41,400          2,020,320
                                                                    ------------
                                                                       6,374,959
                                                                    ------------
TECHNOLOGY SERVICES  4.4%
Citrix Systems*                                        41,350          1,446,216
Electronic Data Systems                                21,850          1,365,625

----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001

                                                    SHARES OR
                                                   PRIN. AMOUNT       VALUE
                                                   ------------       -----
TECHNOLOGY SERVICES (CONTINUED)
Microsoft*                                             63,100 shs.  $  4,532,473
Oracle*                                                38,800            737,394
                                                                    ------------
                                                                       8,081,708
                                                                    ------------

TOTAL COMMON STOCKS
  (Cost $102,572,376)                                                 99,477,683
                                                                    ------------
                                                    PRINCIPAL
                                                      AMOUNT
                                                   ------------
CORPORATE BONDS--17.0%
AUTOMOTIVE AND RELATED  2.1%
DaimlerChrysler
  7.75%, 6/15/05                                   $1,110,000          1,166,821
Ford Motor Credit
  6.5%, 8/1/18                                      1,100,000          1,000,095
General Motors Acceptance
  6.75%, 1/15/06                                    1,675,000          1,702,527
                                                                    ------------
                                                                       3,869,443
                                                                    ------------
CHEMICALS  0.8%
Lyondell Chemical
  9.625%, 5/1/07                                    1,500,000          1,496,250
                                                                    ------------
COMMUNICATIONS  2.5%
AT&T Canada
  0% (8.808%++), 6/15/08                            1,500,000          1,269,307
Global Crossing Holding
  9.125%, 11/15/06                                  1,000,000            792,500
GTE North
  5.65%, 11/15/08                                     800,000            758,643
Sprint Capital
  7.125%, 1/30/06                                     700,000            706,789
WorldCom
  7.5%, 5/15/11                                       975,000            950,932
                                                                    ------------
                                                                       4,478,171
                                                                    ------------
CONSUMER GOODS AND SERVICES  0.5%
Campbell Soup
  6.75%, 2/15/11                                      950,000            947,103
                                                                    ------------
DRUGS AND HEALTH CARE  0.4%
Abbott Laboratories
  5.625%, 7/1/06                                      725,000            721,375
                                                                    ------------
ELECTRIC AND GAS UTILITIES  1.7%
KeySpan
  7.25%, 11/15/05                                   1,200,000          1,257,198
Ocean Energy
  8.25%, 7/1/18                                       675,000            712,125
Penn Power & Light
  6.83%, 3/25/07                                    1,000,000          1,043,446
                                                                    ------------
                                                                       3,012,769
                                                                    ------------
FINANCE AND INSURANCE  6.5%
Allstate
  7.2%, 12/1/09                                       775,000            806,436
Associates Corp. of North America
  6.95%, 11/1/18                                      750,000            746,465
Bank One
  6.5%, 2/1/06                                        575,000            582,830
Citigroup
  6.75%, 12/1/05                                      675,000            698,347
Freddie Mac
  5.07%, 6/28/04                                    1,000,000            996,312
Heller Financial
  8%, 6/15/05                                         700,000            747,290
Household Finance
  6.5%, 11/15/08                                    1,000,000            981,646
JP Morgan Chase
  6.75%, 2/1/11                                       600,000            601,886
Morgan Stanley Group
  6.75%, 4/15/11                                      725,000            721,245
National Rural Utilities
  6%, 5/15/06                                       1,470,000          1,477,741
Charles Schwab
  8.05%, 3/1/10                                     1,200,000          1,285,380
Signet Bank
  7.8%, 9/15/06                                       975,000          1,043,765
State Street Bank & Trust
  7.65%, 6/15/10                                    1,000,000          1,070,008
                                                                    ------------
                                                                      11,759,351
                                                                    ------------

MEDIA  0.5%
CSC Holdings
  7.25%, 7/15/08                                    1,000,000            961,292
                                                                    ------------
OFFICE EQUIPMENT  0.2%
Pitney Bowes
  5.875%, 5/1/06                                      400,000            398,571
                                                                    ------------
TECHNOLOGY SERVICES  0.5%
Computer Sciences
  7.5%, 8/8/05                                        900,000            920,345
                                                                    ------------
TRANSPORTATION  1.3%
Caliber System
  7.8%, 8/1/06                                        750,000            783,393
Delta Air Lines
  7.7%, 12/15/05                                    1,600,000          1,586,140
                                                                    ------------
                                                                       2,369,533
                                                                    ------------

TOTAL CORPORATE BONDS
  (Cost $30,920,971)                                                  30,934,203
                                                                    ------------

US GOVERNMENT AND
   GOVERNMENT AGENCY
   SECURITIES  15.5%
US Treasury Bonds:
  7.5%, 11/15/16                                    1,200,000          1,397,551
  6.25%, 8/15/23                                    3,900,000          4,060,345

----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001

                                                    PRINCIPAL
                                                      AMOUNT          VALUE
                                                   ------------       -----
US GOVERNMENT AND GOVERNMENT AGENCY
  SECURITIES (CONTINUED)
US Treasury Notes:
  6.5%, 10/15/06                                   $  500,000       $    531,932
  6%, 8/15/09                                         820,000            853,001
FHLMC 6.875%, 9/15/10                                 940,000            989,100
FHLMC GOLD:+
  7.5%, 10/1/17                                     1,311,641          1,350,272
  8%, 12/1/23                                         737,044            761,528
FNMA 5.25%, 6/15/06                                 2,450,000          2,419,561
FNMA:+
  6%, 11/1/10                                       1,798,847          1,803,235
  8.5%, 9/1/15                                        646,385            669,871
  8.5%, 10/15/15                                      424,587            440,013
  6%, 5/1/16                                          996,286            982,047
  6.5%, 5/1/18                                        695,408            691,997
  7%, 10/1/20                                         461,547            466,419
  8%, 6/1/28                                          752,437            788,350
  6%, 9/1/28                                        1,265,927          1,223,490
  6%, 12/1/28                                       1,475,166          1,417,989
  7%, 12/1/29                                         884,449            888,788
  7.5%, 6/1/30                                        398,897            407,440
GNMA:+
  6.5%, 12/15/28                                    2,446,618          2,423,656
  6%, 12/20/28                                      2,082,357          2,010,755
US Government Gtd. Title XI
   (Bay Transportation)
  7.3%, 6/1/21                                      1,558,000          1,624,422
                                                                    ------------

TOTAL US GOVERNMENT
   AND GOVERNMENT
   AGENCY SECURITIES
   (Cost $27,990,344)
                                                                      28,201,762
                                                                    ------------

CONVERTIBLE BONDS  6.8%
ELECTRONIC TECHNOLOGY  6.8%
Amkor Technology
  5%, 3/15/07                                       5,200,000          4,231,500
Conexant Systems
  4%, 2/1/07                                        3,050,000          1,391,562
Cypress Semiconductor
  4%, 2/1/05                                        2,000,000          1,837,500
LSI Logic
  4%, 2/15/05                                       2,300,000          1,917,625
NVIDIA
  4.75%, 10/15/07                                   2,400,000          2,982,000
                                                                    ------------

TOTAL CONVERTIBLE BONDS
   (Cost $10,862,970)                                                 12,360,187
                                                                    ------------

ASSET-BACKED SECURITIES+  3.3%
ELECTRIC AND GAS UTILITIES  0.8%
PECO Energy Transition Trust
  6.05%, 3/1/09                                     1,500,000          1,506,102
                                                                    ------------
FINANCE AND INSURANCE 1.0%
Citibank Credit Card
  6.875%, 11/15/09                                  1,000,000          1,036,116
MBNA MasterCredit Card
  6.9%, 1/15/08                                       800,000            836,042
                                                                    ------------
                                                                       1,872,158
                                                                    ------------
TRANSPORTATION  1.5%
Northwest Airlines
  7.041%, 4/1/22                                      975,000            979,290
United Air Lines
  7.032%, 10/1/10                                     543,288            556,373
US Airways
  7.076%, 3/20/21                                   1,250,000          1,232,531
                                                                    ------------
                                                                       2,768,194
                                                                    ------------

TOTAL ASSET-BACKED
   SECURITIES
   (Cost $6,079,038)                                                   6,146,454
                                                                    ------------
SHORT-TERM HOLDINGS  2.1%
   (Cost $3,900,000)                                                   3,900,000
                                                                    ------------
TOTAL INVESTMENTS  99.4%
   (Cost $182,325,699)                                               181,020,289
OTHER ASSETS
   LESS LIABILITIES--0.6%                                              1,053,338
                                                                    ------------
NET ASSETS--100.0%                                                  $182,073,627
                                                                    ============

----------

*    Non-income producing security.

+ Investments in mortgage- and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments.

++ Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

ASSETS:
Investments, at value:
  Common stocks (cost $102,572,376) ..............  $99,477,683
  Corporate and convertible bonds
    (cost $41,783,941) ...........................   43,294,390
  US Government and Government Agency
    securities (cost $27,990,344) ................   28,201,762
  Asset-backed securities (cost $6,079,038) ......    6,146,454
  Short-term holdings (cost $3,900,000) ..........    3,900,000    $181,020,289
                                                    -----------
Cash ...........................................................         40,203
Receivable for securities sold .................................      1,452,547
Receivable for interest and dividends ..........................      1,036,833
Receivable for Capital Stock sold ..............................        309,067
Investment in, and expenses prepaid to,
  shareholder service agent ....................................         41,940
Other ..........................................................         21,000
                                                                  -------------
TOTAL ASSETS ...................................................    183,921,879
                                                                  -------------
LIABILITIES:
Payable for securities purchased ...............................        815,034
Payable for Capital Stock repurchased ..........................        591,300
Management fee payable .........................................         90,964
Accrued expenses and other .....................................        350,954
                                                                  -------------
TOTAL LIABILITIES ..............................................      1,848,252
                                                                  -------------
NET ASSETS .....................................................  $ 182,073,627
                                                                  =============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value;
  500,000,000 shares authorized;
  14,595,377 shares outstanding):
  Class A ......................................................  $  10,495,411
  Class B ......................................................      1,345,161
  Class C ......................................................        454,188
  Class D ......................................................      2,300,617
Additional paid-in capital .....................................    178,963,330
Undistributed net investment income ............................        561,445
Accumulated net realized loss ..................................    (10,741,115)
Net unrealized depreciation of investments .....................     (1,305,410)
                                                                  -------------
NET ASSETS .....................................................  $ 182,073,627
                                                                  =============
NET ASSET VALUE PER SHARE:
CLASS A ($131,057,563 / 10,495,411 shares) .....................         $12.49
                                                                         ======
CLASS B ($16,737,132 / 1,345,161 shares) .......................         $12.44
                                                                         ======
CLASS C ($5,651,301 / 454,188 shares) ..........................         $12.44
                                                                         ======
CLASS D ($28,627,631 / 2,300,617 shares) .......................         $12.44
                                                                         ======

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

INVESTMENT INCOME:
Interest ......................................     $ 3,017,505
Dividends (net of foreign tax withheld
  of $3,642) ..................................         533,845
                                                    -----------
TOTAL INVESTMENT INCOME .......................................     $ 3,551,350

EXPENSES:
Management fee ................................         568,195
Distribution and service fees .................         435,681
Shareholder account services ..................         202,623
Auditing and legal fees .......................          30,664
Registration ..................................          27,862
Shareholder reports and communications ........          26,132
Custody and related services ..................          17,411
Directors' fees and expenses ..................           5,452
Miscellaneous .................................           3,504
                                                    -----------
TOTAL EXPENSES ................................................       1,317,524
                                                                    -----------
NET INVESTMENT INCOME .........................................       2,233,826

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on investments ..............          (3,378)
Net change in unrealized appreciation
  of investments ..............................      (5,510,757)
                                                    -----------
NET LOSS ON INVESTMENTS .......................................      (5,514,135)
                                                                    -----------
DECREASE IN NET ASSETS FROM OPERATIONS ........................     $(3,280,309)
                                                                    ===========

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                SIX MONTHS         YEAR ENDED
                                               ENDED JUNE 30,     DECEMBER 31,
                                                   2001               2000
                                               -------------      -------------
OPERATIONS:
Net investment income ......................   $   2,233,826      $   5,412,112
Net realized loss on investments ...........          (3,378)        (6,896,199)
Net change in unrealized appreciation
  of investments ...........................      (5,510,757)        (6,072,592)
                                               -------------      -------------
DECREASE IN NET ASSETS FROM OPERATIONS .....      (3,280,309)        (7,556,679)
                                               -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .................................      (1,499,088)        (4,102,900)
   Class B .................................        (126,045)          (323,822)
   Class C .................................         (37,443)           (52,273)
   Class D .................................        (214,864)          (718,623)
                                               -------------      -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..      (1,877,440)        (5,197,618)
                                               -------------      -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..........      11,265,070         13,370,680
Investment of dividends ....................       1,312,310          3,485,653
Exchanged from associated Funds ............       9,869,155         13,693,235
                                               -------------      -------------
Total ......................................      22,446,535         30,549,568
                                               -------------      -------------
Cost of shares repurchased .................     (24,394,232)       (62,380,602)
Exchanged into associated Funds ............     (15,141,510)       (32,738,176)
                                               -------------      -------------
Total ......................................     (39,535,742)       (95,118,778)
                                               -------------      -------------
DECREASE IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS .........     (17,089,207)       (64,569,210)
                                               -------------      -------------
DECREASE IN NET ASSETS .....................     (22,246,956)       (77,323,507)
NET ASSETS:
Beginning of period ........................     204,320,583        281,644,090
                                               -------------      -------------
END OF PERIOD (including undistributed
  net investment income of $561,445 and
  $220,118, respectively) ..................   $ 182,073,627      $ 204,320,583
                                               =============      =============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Income Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in US Government and Government agency securities, bonds, asset-backed securities, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities for financial reporting purposes.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2001, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government and government agency obligations and short-term investments, for the six months ended June 30, 2001, amounted to $64,917,161 and $82,881,376, respectively; purchases and sales of USGovernment and government agency obli-gations were $14,596,943 and $17,129,608, respectively.

     At June 30, 2001, the cost of investments for federal income tax purposes was $182,112,900. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $15,786,075 and $16,878,686, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 2001, the Fund owned short-term investments which matured in less than seven days.

NOTES TO FINANCIAL STATEMENTS

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the next $1 billion of the Fund's average daily net assets, and 0.50% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund's average daily net assets.

     Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $2,742 from sales of Class A shares. Commissions of $22,191 and $20,003 were paid to dealers for sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2001, fees incurred under the Plan aggregated $170,781, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $88,270, $23,972, and $152,658, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2001, such charges amounted to $19,062.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2001, amounted to $821.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2001, Seligman Services, Inc. received commissions of $1,704 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $15,254, pursuant to the Plan.

     Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $202,623 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,553.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $68,265 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain

NOTES TO FINANCIAL STATEMENTS

other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2001, the Fund did not borrow from the credit facility.

7. CAPITAL LOSS CARRYFORWARD -- At December 31, 2000, the Fund had a net capital loss carryforward for federal income tax purposes of $8,709,664, which is available for offset against future taxable net capital gains, expiring in various amounts through 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

8. CHANGE IN ACCOUNTING PRINCIPLE --As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount and premium on debt securities for financial statement purposes. Prior to January 1, 2001, the Fund amortized original issue discount on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $15,059 reduction in cost of securities and a corresponding $15,059 decrease in net unrealized depreciation, based on securities held by the Fund on January 1, 2001.

     The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $265,811; decrease net change in unrealized appreciation by $227,858; and decrease net realized gain on investments by $37,953. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

9. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                  CLASS A
                          -----------------------------------------------------
                              SIX MONTHS ENDED                YEAR ENDED
                                JUNE 30, 2001             DECEMBER 31, 2000
                          -------------------------   -------------------------
                             SHARES       AMOUNT        SHARES         AMOUNT
                          ----------   ------------   ----------   ------------
Net proceeds from
  sales of shares ......     627,236   $  7,862,103      584,063   $  7,625,276
Investment of
  dividends ............      84,981      1,035,301      204,279      2,727,851
Exchanged from
  associated Funds .....     494,212      6,148,722      235,999      3,091,588
                          ----------   ------------   ----------   ------------
Total ..................   1,206,429     15,046,126    1,024,341     13,444,715
                          ----------   ------------   ----------   ------------
Cost of shares
  repurchased ..........  (1,270,285)   (16,033,565)  (3,028,070)   (40,459,300)
Exchanged into
  associated Funds .....    (897,853)   (11,275,615)  (1,437,124)   (18,924,974)
                          ----------   ------------   ----------   ------------
Total ..................  (2,168,138)   (27,309,180)  (4,465,194)   (59,384,274)
                          ----------   ------------   ----------   ------------
Decrease ...............    (961,709)  $(12,263,054)  (3,440,853)  $(45,939,559)
                          ==========   ============   ==========   ============

                                                  CLASS B
                          -----------------------------------------------------
                              SIX MONTHS ENDED                YEAR ENDED
                                JUNE 30, 2001             DECEMBER 31, 2000
                          -------------------------   -------------------------
                             SHARES       AMOUNT        SHARES         AMOUNT
                          ----------   ------------   ----------   ------------
Net proceeds from
  sales of shares ......      45,256   $    565,984       88,520   $  1,171,977
Investment of
  dividends ............       6,876         83,455       14,305        190,336
Exchanged from
  associated Funds .....     158,953      1,981,144      453,204      5,912,581
                          ----------   ------------   ----------   ------------
Total ..................     211,085      2,630,583      556,029      7,274,894
                          ----------   ------------   ----------   ------------
Cost of shares
  repurchased ..........    (201,930)    (2,531,943)    (281,542)     3,740,963)
Exchanged into
  associated Funds .....    (169,578)    (2,151,322)    (482,259)    (6,357,660)
                          ----------   ------------   ----------   ------------
Total ..................    (371,508)    (4,683,265)    (763,801)   (10,098,623)
                          ----------   ------------   ----------   ------------
Decrease ...............    (160,423)  $ (2,052,682)    (207,772)  $ (2,823,729)
                          ==========   ============   ==========   ============

                                                  CLASS C
                          -----------------------------------------------------
                              SIX MONTHS ENDED                YEAR ENDED
                                JUNE 30, 2001             DECEMBER 31, 2000
                          -------------------------   -------------------------
                             SHARES       AMOUNT        SHARES         AMOUNT
                          ----------   ------------   ----------   ------------
Net proceeds from
  sales of shares ......     204,156   $  2,569,384      284,124   $  3,753,699
Investment of
  dividends ............       2,200         26,824        3,212         42,580
Exchanged from
  associated Funds .....      93,695      1,149,081       36,275        468,907
                          ----------   ------------   ----------   ------------
Total ..................     300,051      3,745,289      323,611      4,265,186
                          ----------   ------------   ----------   ------------
Cost of shares
  repurchased ..........    (112,667)    (1,415,980)     (77,607)    (1,019,570)
Exchanged into
  associated Funds .....     (49,192)      (602,815)     (54,219)      (710,267)
                          ----------   ------------   ----------   ------------
Total ..................    (161,859)    (2,018,795)    (131,826)    (1,729,837)
                          ----------   ------------   ----------   ------------
Increase ...............     138,192   $  1,726,494      191,785   $  2,535,349
                          ==========   ============   ==========   ============

                                                  CLASS D
                          -----------------------------------------------------
                              SIX MONTHS ENDED                YEAR ENDED
                                JUNE 30, 2001             DECEMBER 31, 2000
                          -------------------------   -------------------------
                             SHARES       AMOUNT        SHARES         AMOUNT
                          ----------   ------------   ----------   ------------
Net proceeds from
  sales of shares ......      21,518   $    267,599       61,815   $    819,728
Investment of
  dividends ............      13,375        166,730       39,401        524,886
Exchanged from
  associated Funds .....      47,076        590,208      321,078      4,220,159
                          ----------   ------------   ----------   ------------
Total ..................      81,969      1,024,537      422,294      5,564,773
                          ----------   ------------   ----------   ------------
Cost of shares
  repurchased ..........    (352,236)    (4,412,744)  (1,294,689)   (17,160,769)
Exchanged into
  associated Funds .....     (87,423)    (1,111,758)    (509,906)    (6,745,275)
                          ----------   ------------   ----------   ------------
Total ..................    (439,659)    (5,524,502)  (1,804,595)   (23,906,044)
                          ----------   ------------   ----------   ------------
Decrease ...............    (357,690)  $ (4,499,965)  (1,382,301)  $(18,341,271)
                          ==========   ============   ==========   ============

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                             CLASS A
                                                       ---------------------------------------------------------------------------
                                                       SIX MONTHS                       YEAR ENDED DECEMBER 31,
                                                          ENDED       ------------------------------------------------------------
                                                        6/30/01++       2000         1999         1998         1997         1996
                                                        --------      --------     --------     --------     --------     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $  12.83      $  13.57     $  14.35     $  14.81     $  14.97     $  14.63
                                                        --------      --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income++ .............................       0.16          0.33         0.51         0.64         0.71         0.74
Net realized and unrealized gain (loss)
  on investments++ ..................................      (0.36)        (0.74)       (0.76)        0.41         1.41         0.38
Net realized and unrealized gain (loss) from
  foreign currency transactions .....................         --            --           --           --        (0.10)        0.04
                                                        --------      --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS ....................      (0.20)        (0.41)       (0.25)        1.05         2.02         1.16
                                                        --------      --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ................      (0.14)        (0.33)       (0.53)       (0.65)       (0.74)       (0.73)
Distributions from net realized capital gain ........         --            --           --        (0.86)       (1.44)       (0.09)
                                                        --------      --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS .................................      (0.14)        (0.33)       (0.53)       (1.51)       (2.18)       (0.82)
                                                        --------      --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD ......................   $  12.49      $  12.83     $  13.57     $  14.35     $  14.81     $  14.97
                                                        ========      ========     ========     ========     ========     ========

TOTAL RETURN:                                              (1.53)%       (3.09)%      (1.76)%       7.26%       14.06%        8.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ............    $131,058      $147,047     $202,170     $256,060     $270,688     $296,291
Ratio of expenses to average net assets .............       1.18%+        1.19%        1.15%        1.10%        1.14%        1.14%
Ratio of net investment income
  to average net assets++ ...........................       2.57%+        2.51%        3.65%        4.25%        4.66%        5.11%
Portfolio turnover rate .............................      42.43%        66.70%       72.46%      124.79%      138.90%      125.92%

----------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS

                                                              CLASS B                                        CLASS C
                                    -----------------------------------------------------------   ------------------------------
                                    SIX MONTHS        YEAR ENDED DECEMBER 31,          4/22/96*   SIX MONTHS   YEAR     5/27/99*
                                      ENDED     -------------------------------------     TO         ENDED     ENDED       TO
                                     6/30/01++    2000      1999      1998      1997   12/31/96    6/30/01++  12/31/99  12/31/99
                                     -------    -------   -------   -------   -------   -------     -------    -------   -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING
  OF PERIOD ........................ $ 12.78    $ 13.52   $ 14.30   $ 14.79   $ 14.95   $ 14.43     $ 12.78    $ 13.52   $ 14.14
                                     -------    -------   -------   -------   -------   -------     -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income++ ............    0.11       0.23      0.40      0.52      0.59      0.43        0.11       0.23      0.19
Net realized and unrealized
  gain (loss) on investments++ .....   (0.36)     (0.74)    (0.75)     0.39      1.41      0.59       (0.36)     (0.74)    (0.49)
Net realized and unrealized
  gain (loss) from foreign
  currency transactions ............      --         --        --        --     (0.10)     0.05          --         --        --
                                     -------    -------   -------   -------   -------   -------     -------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS ...   (0.25)     (0.51)    (0.35)     0.91      1.90      1.07       (0.25)     (0.51)    (0.30)
                                     -------    -------   -------   -------   -------   -------     -------    -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income ...........................  (0.09)     (0.23)    (0.43)    (0.54)    (0.62)    (0.46)      (0.09)     (0.23)    (0.32)
Distributions from net realized
  capital gain .....................      --         --        --     (0.86)    (1.44)    (0.09)         --         --        --
                                     -------    -------   -------   -------   -------   -------     -------    -------   -------
TOTAL DISTRIBUTIONS ................   (0.09)     (0.23)    (0.43)    (1.40)    (2.06)    (0.55)      (0.09)     (0.23)    (0.32)
                                     -------    -------   -------   -------   -------   -------     -------    -------   -------
NET ASSET VALUE, END OF PERIOD ..... $ 12.44    $ 12.78   $ 13.52   $ 14.30   $ 14.79   $ 14.95     $ 12.44    $ 12.78   $ 13.52
                                     =======    =======   =======   =======   =======   =======     =======    =======   =======

TOTAL RETURN:                          (1.94)%    (3.81)%   (2.47)%    6.28%    13.24%     7.58%      (1.94)%    (3.81)%   (2.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ................... $16,737    $19,248   $23,159   $21,096   $ 8,607   $ 2,961     $ 5,651    $ 4,040   $ 1,680
Ratio of expenses to average
  net assets .......................    1.93%+     1.94%     1.90%     1.86%     1.90%     1.89%+      1.93%+     1.94%     1.95%+
Ratio of net investment income
  to average net assets++ ..........    1.82%+     1.76%     2.90%     3.49%     3.90%     4.36%+      1.82%+     1.76%     2.73%+
Portfolio turnover rate ............   42.43%     66.70%    72.46%   124.79%   138.90%   125.92%++    42.43%     66.70%    72.46%**

                                                                 CLASS D
                                    -----------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED                    YEAR ENDED DECEMBER 31,
                                     ---------    -------    -------    -------    -------    -------
                                     6/30/01++      2000       1999       1998       1997       1996
                                     ---------    -------    -------    -------    -------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING
  OF PERIOD ........................  $ 12.78     $ 13.52    $ 14.30    $ 14.78    $ 14.95    $ 14.60
                                      -------     -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income++ ............     0.11        0.23       0.40       0.52       0.59       0.63
Net realized and unrealized
  gain (loss) on investments++ .....    (0.36)      (0.74)     (0.75)      0.40       1.40       0.38
Net realized and unrealized
  gain (loss) from foreign
  currency transactions ............       --          --         --         --      (0.10)      0.04
                                      -------     -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS ...    (0.25)      (0.51)     (0.35)      0.92       1.89       1.05
                                      -------     -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income ...........................    (0.09)      (0.23)     (0.43)     (0.54)     (0.62)     (0.61)
Distributions from net realized
  capital gain .....................       --          --         --      (0.86)     (1.44)     (0.09)
                                      -------     -------    -------    -------    -------    -------
TOTAL DISTRIBUTIONS ................    (0.09)      (0.23)     (0.43)     (1.40)     (2.06)     (0.70)
                                      -------     -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD .....  $ 12.44     $ 12.78    $ 13.52    $ 14.30    $ 14.78    $ 14.95
                                      =======     =======    =======    =======    =======    =======

TOTAL RETURN:                           (1.94)%     (3.81)%    (2.47)%     6.36%     13.17%      7.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ...................  $28,628     $33,986    $54,635    $78,263    $76,194    $81,957
Ratio of expenses to average
  net assets .......................     1.93%+      1.94%      1.90%      1.86%      1.90%      1.90%
Ratio of net investment income
  to average net assets++ ..........     1.82%+      1.76%      2.90%      3.49%      3.90%      4.37%
Portfolio turnover rate ............    42.43%      66.70%     72.46%    124.79%    138.90%    125.92%

----------
   * Commencement of offering of shares.
  ** For the year ended December 31, 1999.
 *** For the year ended December 31, 1996.
   + Annualized.
  ++ As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to increase net investment income per share by $0.01 and increase net realized and unrealized losson investments by $0.01 for each class, increase the ratios of net investment income to average net assets from 2.29% to 2.57% for Class A, and from 1.54% to 1.82% for Classes B, C, and D. The per share data and ratios for periods prior to January 1, 2001 have not been restated.
 See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Income Fund, Inc., including the portfolio of investments, as of June 30, 2001, and the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Income Fund, Inc. as of June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
New York, New York
August 17, 2001


FOR MORE INFORMATION

MANAGER                                         GENERAL DISTRIBUTOR
J. & W. Seligman & Co. Incorporated             Seligman Advisors, Inc.
100 Park Avenue                                 100 Park Avenue
New York, NY  10017                             New York, NY  10017

GENERAL COUNSEL                                 SHAREHOLDER SERVICE AGENT
Sullivan & Cromwell                             Seligman Data Corp.
                                                100 Park Avenue
INDEPENDENT AUDITORS                            New York, NY  10017
Deloitte & Touche LLP


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

BOARD OF DIRECTORS


JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (3, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
  Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (2, 4)
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.
MEMBER OF THE BOARD OF GOVERNORS,
  Investment Company Institute

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------
Member:    (1) Executive Committee
           (2) Audit Committee
           (3) Director Nominating Committee
           (4) Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS        THOMAS G. ROSE             LAWRENCE P. VOGEL
CHAIRMAN                 VICE PRESIDENT             VICE PRESIDENT AND TREASURER

BRIAN T. ZINO            CHARLES C. SMITH, JR.      FRANK J. NASTA
PRESIDENT                VICE PRESIDENT             SECRETARY

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GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


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Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK.

                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF
                                 [Logo Omitted]
                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com



THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN INCOME FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


EQIN3 6/01                              [RECYCLE LOGO] Printed on Recycled Paper